SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 25, 1998



                                  NUMEREX CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Pennsylvania                       0-22920               11-2948749
       ------------                       -------               ----------
(State of other jurisdiction         (SEC File Number)         (IRS Employer
of incorporation)                                           Identification No.)



     100 Four Falls Corporate Center, Suite 407, Route 23 and Woodmont Road
     ----------------------------------------------------------------------
                        West Conshohocken, PA 19428-2961
                    ----------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code   (610) 941-2844



                   2360 Maryland Road, Willow Grove, PA 19090
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Numerex Corp. ("Numerex"), BellSouth Wireless, Inc. ("BellSouth") and BellSouth Corporation ("BellSouth Corporation") have entered into an agreement (the "Formation Agreement"), regarding the formation of Cellemetry LLC, to be formed as a Delaware Limited Liability Company ("Cellemetry LLC"), which will be owned 60% by Numerex and 40% by BellSouth. The purpose of this transaction is to form a joint venture to promote and market a wide variety of wireless cellemetry applications and services which will be based upon BellSouth's patented cellemetry technology. It is contemplated that the venture will focus on developing new applications based upon cellemetry technology and on increasing the availability of cellemetry through cellular carriers on a nationwide basis. The Formation Agreement contemplates that the parties will enter into an Operating Agreement which will establish the terms of operation of Cellemetry LLC. It is contemplated that under the Operating Agreement Numerex will make initial in-kind and cash capital contributions valued at $7,500,000, plus additional capital contributions during the first three years in an aggregate amount of up to $15,500,000. BellSouth contemplates making an initial in-kind capital contribution (primarily related to its technology) valued at $15,333,333. The Numerex contribution will include its stock ownership interest in Uplink Security, Inc. ("Uplink") as well as various contractual and other rights presently held by Numerex in Uplink. It is contemplated that Cellemetry LLC will elect to be treated as a partnership for tax purposes. It is further contemplated that the Operating Agreement will include certain provisions, whereby various rights and obligations will exist between BellSouth and Numerex to buy and sell their respective interests in Cellemetry LLC, upon the occurrence of certain events. The Operating Agreement will also include provisions dealing with business arrangements, management, warranties and representations, indemnifications, transfer of shares as well as termination provisions.

     Pursuant to the Formation Agreement, closing of the transaction is conditioned upon the parties entering into various agreements, including a Transition Agreement, Sublease Agreement, Registration Rights Agreement, a BellSouth Cellular Corp. Services Agreement, the Uplink License Agreement, as well as the Operating Agreement. Closing of the transaction is further conditioned upon each party obtaining necessary consents and various other conditions. The Formation Agreement contemplates a closing prior to May 20, 1998. Numerex is presently considering financing alternatives with regard to certain of its funding obligations.

Item 7. Exhibits.

     Cellemetry LLC Formation Agreement among Numerex Corporation, BellSouth Wireless, Inc. and BellSouth Corporation, dated February 25, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Numerex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NUMEREX CORP.


DATE: February 25, 1998                  By:    /s/Charles L. McNew
                                              ---------------------
                                              Charles L. McNew, Vice President
                                              and Chief Financial Officer

                                                                  EXECUTION COPY

                       CELLEMETRY LLC FORMATION AGREEMENT


Parties:    Numerex Corporation,
            a Pennsylvania corporation ("Numerex")
            100 Four Falls Corporate Center
            Suite 407
            Route 23 and Woodmont Road
            West Conshohocken, Pennsylvania 19428-2961

            BellSouth Wireless, Inc.,
            a Georgia corporation ("BellSouth")
            1100 Peachtree Street, Suite 800
            Atlanta, Georgia 30309
            Attention: John J. Jenkins

            BellSouth Corporation,
            a Georgia corporation ("BellSouth Corporation")
            1155 Peachtree Street, Suite 1900
            Atlanta, Georgia 30309
            Attention: Joel L. Peterson

Date: February 25, 1998

Background:

     Numerex and BellSouth desire to form a Delaware limited liability company to be named "Cellemetry LLC." The parties intend to enter into an operating agreement for Cellemetry LLC under which Numerex and BellSouth would be the initial members of the company, owning 60% and 40%, respectively, of the membership interests. The parties desire to enter into this Agreement to set forth the terms and conditions on which they will form Cellemetry LLC and enter into such operating agreement.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Formation of Cellemetry LLC. At the Closing (as defined in Section 6.1), subject to and upon the terms and conditions contained herein, the parties shall execute and deliver the Certificate of Formation for Cellemetry LLC in the form mutually agreed to by the parties hereto ("Certificate of Formation") and the Operating Agreement for Cellemetry LLC on terms and conditions, and in the form, reasonably acceptable to the parties hereto; ("Operating Agreement"), make their respective capital contributions as set forth in the

Operating Agreement; and cause the executed Certificate of Formation to be filed with the Secretary of State of the State of Delaware.

     2. Representations and Warranties. Each party hereby represents and warrants for itself to the other parties that (a) the execution, delivery and performance of this Agreement does not require such party to obtain any consent or approval other than the consents or approvals described on Schedule 2 and do not contravene or result in a default under (with or without notice or passage of time, or both) any provision of any existing law or regulation applicable to such party, its articles of incorporation or bylaws, or any agreement or instrument to which such party is a party or by which such party is bound; (b) such party has been duly organized and is existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority to own and lease its properties, conduct its business as currently conducted, and enter into this Agreement and to consummate the transactions contemplated hereby; and (c) this Agreement has been duly authorized by all necessary corporation action on the part of such party, has been duly executed by such party and constitutes the legal, valid and binding Agreement of such party enforceable against such party in accordance with its terms, subject, as to enforcement, to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, or other similar laws of general applicability relating to or affecting creditors' rights in general.

     3. Covenants and Other Agreements. The parties hereto covenant and agree as follows (each party being responsible for its own covenant and agreement contained below):

        3.1 Value of Numerex's Capital Contribution. Between the date hereof and the Closing Date, Numerex shall not take any affirmative action, or fail to take any reasonable action within its control, likely to adversely affect the value of any asset it is required to contribute to the capital of Cellemetry LLC under the Operating Agreement.

        3.2 Value of BellSouth's Capital Contribution. Between the date hereof and the Closing Date, neither BellSouth nor BellSouth Corporation shall take any affirmative action, or fail to take any reasonable action within its control, likely to adversely affect the value of any asset BellSouth or BellSouth Corporation is required to contribute to the capital of Cellemetry LLC under the Operating Agreement.

        3.3 Employees.

            (a) Employment: Before the Closing Date, BellSouth and Numerex shall agree upon a list of employees of BellSouth and shall extend to each such employee an offer of employment with Cellemetry LLC, conditioned on the formation of the Company as set forth in this Agreement. The employees of BellSouth who accept such employment as of the Closing Date are herein called "New Employees." The New Employees shall be employed for the same base salary received by such employee immediately prior to his or her termination of employment from BellSouth. The other terms and conditions of employment of the New Employees shall be identical to the terms and conditions of employment provided to similarly situated employees of Cellemetry LLC.

           (b) Qualified Plans: Prior to the Closing Date, BellSouth shall take any and all actions necessary to cause the New Employees to be fully vested as of the Closing Date in their account balances and accrued benefits under the BellSouth Personal Retirement Account Pension Plan ("PRA").

           (c) Vacation and Personal Days. Notwithstanding any other provision contained herein, at the Closing, BellSouth shall deliver to Cellemetry LLC a schedule showing, as of the Closing Date, with respect to each New Employee the number of unused and unpaid accrued vacation and personal days. At the Closing, BellSouth shall make a cash payment to the Company for the cost of the unused and accrued vacation and personal days attributable to the New Employees. Such payment shall be equal to the number of such days unused and accrued by each such New Employee multiplied by the daily rate of pay of each such New Employee. Cellemetry LLC agrees to allow each New Employee to take with pay any unused vacation and personal days which such New Employee has not used as of the Closing Date, subject to normal scheduling and operational requirements of such New Employee's department with Cellemetry LLC. To the extent any vacation policy established by Cellemetry LLC determines the period of vacation or other time to which an employee is entitled based on the employee's period of service with Cellemetry LLC, each New Employee shall be credited with the employee's period of service with BellSouth Entities to the same extent such service was credited under BellSouth's vacation policy immediately prior to the Closing Date for purposes of determining vacation accruals under Cellemetry LLC's vacation policy.

           (d) Recognition of Service with BellSouth Entities. The New Employees shall be employees at will and shall not be credited for any purpose at Cellemetry LLC with any service with BellSouth Entities, except as provided under 3.3(c) and in the following sentence. The New Employees (i) shall be credited under Cellemetry LLC's pension benefit plans (within the meaning of Section 3(2) of ERISA), solely for purposes of initial eligibility to participate, with continuous service with BellSouth Entities prior to the Closing Date; and (ii) shall be eligible to participate as of the Closing Date in Cellemetry LLC's welfare benefit plans (within the meaning of Section 3(1) of ERISA) without any waiting periods.

        3.4 Consents.

           3.4.1 BellSouth. BellSouth will use its commercially reasonable best efforts to obtain the consents listed on Schedule 2 required to be obtained by BellSouth. In the event all such consents are not delivered at Closing, BellSouth shall use its best efforts to obtain, as soon as reasonably practicable after the Closing, any outstanding consents listed on Schedule 2 required to be obtained by BellSouth.

           3.4.2 Numerex will use its commercially reasonable best efforts to obtain the consents listed on Schedule 2 required to be obtained by Numerex.

        3.5 Cooperation. Between the date hereof and the Closing Date, BellSouth and Numerex shall cooperate and negotiate in good faith to finalize mutually agreeable forms of the agreements to be delivered at Closing.

     4. Conditions Precedent to the Obligations of Numerex. Each and every obligation of Numerex to complete the Closing is subject to the satisfaction of the following conditions (any one or more of which may be waived in writing by Numerex):

        4.1 Agreement with BellSouth Cellular Corp. On or before the Closing Date, BellSouth Cellular Corp. shall have entered into a cellular service agreement with Cellemetry LLC on terms and conditions reasonably acceptable to BellSouth and Numerex.

        4.2 Intercompany Loans. On or before the Closing Date, all loans between BellSouth Corporation and its affiliates and BellSouth as disclosed in the Operating Agreement ("Intercompany Loans") shall remain obligations of BellSouth and shall neither be assigned to nor assumed by Cellemetry LLC.

        4.3 Transition Agreement. At the Closing, BellSouth shall deliver the Transition Agreement in the form and on terms and conditions reasonably acceptable to the parties hereto ("Transition Agreement"), duly executed by BellSouth.

        4.4 Registration Rights Agreement. At the Closing, BellSouth shall deliver the Registration Rights Agreement to be attached as an exhibit to the Operating Agreement in the form and on terms and conditions reasonably acceptable to the parties hereto ("Registration Rights Agreement"), duly executed by BellSouth, and Cellemetry LLC shall execute the Registration Rights Agreement.

        4.5 Sublease. At the Closing, with the consent of the lessor, CSL Twelfth Street Associates, BellSouth shall deliver the Sublease Agreement relating to the premises at 1100 Peachtree Street, Atlanta, Georgia 30309, in the form and on terms and conditions reasonably acceptable to the parties hereto ("Sublease Agreement"), duly executed by BellSouth Cellular Corp., and Cellemetry LLC shall execute the Sublease Agreement.

        4.6 Consultant Agreement. At the Closing, BellSouth shall deliver a consultant agreement between BellSouth and Cellemetry LLC regarding the services of Linda Yeh, in such form as the parties hereto may mutually agree ("Consultant Agreement"), duly executed by BellSouth, and Cellemetry LLC shall execute the Consultant Agreement.

        4.7 Certificate of Formation. At the Closing, BellSouth shall deliver the Certificate of Formation duly executed by BellSouth.

        4.8 Operating Agreement. At the Closing, BellSouth shall deliver the Operating Agreement duly executed by BellSouth and BellSouth Corporation, on terms and conditions, and in the form reasonably acceptable to the parties hereto, together with all agreements and instruments of transfer duly executed by BellSouth, BellSouth Corporation or any applicable third party which are required to effect BellSouth's initial capital contribution to Cellemetry LLC as provided in the Operating Agreement.

        4.9 BellSouth's Performance. Each of the covenants and obligations that BellSouth and/or BellSouth Corporation is required to perform or to comply with under this Agreement at or prior to Closing must have been duly performed and complied with in all material respects. All of the representations and warranties made by BellSouth and BellSouth Corporation in this Agreement shall be true on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date.

        4.10 Absence of Proceedings. No Proceeding shall have been instituted or threatened, no Judgment shall have been issued, and no new Law shall have been enacted, on or before the Closing Date, that seeks to or does prohibit or restrain, or that seeks damages as a result of, the consummation of the transactions contemplated by this Agreement.

        4.11 No Material Change. No material change in the value of the assets comprising BellSouth's initial capital contribution under the Operating Agreement, as reasonably determined by Numerex, shall have occurred between the date hereof and the Closing Date.

        4.12 Additional Documents. At the Closing, BellSouth and BellSouth Corporation shall execute and deliver such additional certificates, documents and agreements as may be mutually agreed as necessary to consummate the transactions contemplated in this Agreement and the Operating Agreement.

        4.13 Consents. At the Closing, BellSouth shall deliver, at a minimum, those consents which are specified on Schedule 2 to be delivered at Closing by BellSouth.

     5. Conditions Precedent to the Obligations of BellSouth and BellSouth Corporation. Each and every obligation of BellSouth and BellSouth Corporation to complete the Closing is subject to the satisfaction of the following conditions (any one or more of which may be waived in writing by BellSouth and BellSouth Corporation):

        5.1 Uplink License. At the Closing, Numerex shall deliver a license agreement duly executed by Uplink Security, Inc., a Georgia corporation ("Uplink"), which shall grant to Cellemetry LLC a non-exclusive worldwide irrevocable license to use application enabling technologies, including but not limited to the Uplink Gateway router and radio module technologies. The terms and conditions of such license agreement shall be reasonably acceptable to BellSouth and Numerex.

        5.2 Transition Agreement. At the Closing, Numerex shall deliver the Transition Agreement, duly executed by Numerex.

        5.3 Registration Rights Agreement. At the Closing, Numerex shall deliver the Registration Rights Agreement, duly executed by Numerex, and Cellemetry LLC shall execute the Registration Rights Agreement.

        5.4 Sublease Agreement. At the Closing, Cellemetry LLC shall execute the Sublease Agreement.

        5.5 Consultant Agreement. At the Closing, Cellemetry LLC shall execute the Consultant Agreement.

        5.6 Certificate of Formation. At the Closing, Numerex shall deliver the Certificate of Formation, duly executed by Numerex.

        5.7 Operating Agreement. At the Closing, Numerex shall deliver the Operating Agreement duly executed by Numerex, on terms and conditions, and in the form reasonably acceptable to the parties hereto, together with all agreements and instruments of transfer duly executed by Numerex or any applicable third party which are required to effect Numerex's initial capital contribution to Cellemetry LLC as provided in the Operating Agreement.

        5.8 Numerex's Performance. Each of the covenants and obligations that Numerex is required to perform or comply with under this Agreement at or prior to Closing must have been duly performed and complied with by Numerex in all material respects. All of the representations and warranties made by Numerex in this Agreement shall be true on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date.

        5.9 Absence of Proceedings. No Proceeding shall have been instituted or threatened, no Judgment shall have been issued, and no new Law shall have been enacted, on or before the Closing Date, that seeks to or does prohibit or restrain, or that seeks damages as a result of, the consummation of the transactions contemplated by this Agreement.

        5.10 No Material Change. No material change in the value of the assets comprising Numerex's initial capital contribution under the Operating Agreement, as reasonably determined by BellSouth, shall have occurred between the date hereof and the Closing Date.

        5.11 Additional Documents. At the Closing, Numerex shall execute and deliver such additional certificates, documents and agreements as may be mutually agreed as necessary to consummate the transactions contemplated in this Agreement and the Operating Agreement.

        5.12 Consents. At the Closing, Numerex shall deliver those consents which are specified on Schedule 2 to be delivered at Closing by Numerex.

     6. Closing.

        6.1 Closing Time and Place. Consummation of the transactions contemplated by this Agreement ("Closing") shall take place on April 20, 1998 or such other date as the parties hereto may agree in writing. The Closing shall take place at the offices of Blank Rome Comisky & McCauley, One Logan Square, Philadelphia, Pennsylvania, 19103-6998, commencing at 10:00 a.m. (local time) on the closing date ("Closing Date").

        6.2 Obligations of Numerex at Closing. At the Closing, Numerex shall deliver to BellSouth the following:

           6.2.1 Certificate of Formation. The Certificate of Formation, duly executed by Numerex.

           6.2.2 Operating Agreement. The Operating Agreement, duly executed by Numerex, together with all duly executed agreements and instruments described in
Section 5.7.

           6.2.3 Registration Rights Agreement. The Registration Rights Agreement, duly executed by Numerex.

           6.2.4 Transition Agreement. The Transition Agreement, duly executed by Numerex.

           6.2.5 Uplink License Agreement. The license agreement described in
Section 5.1, duly executed by Uplink.

           6.2.6 Incumbency Certificate. A certificate of the Secretary of Numerex certifying as to the incumbency and signatures of the officers of Numerex executing this Agreement.

           6.2.7 Resolutions. Copies of the resolutions duly adopted by the board of directors of Numerex, authorizing Numerex to enter into and perform this Agreement and the agreements required to be delivered under this Agreement, certified by proper officers as in full force and effect on and as of the Closing Date.

           6.2.8 Consents. The consents required by Section 5.12.

        6.3 Obligations of BellSouth and BellSouth Corporation at Closing. At the Closing, BellSouth and BellSouth Corporation shall deliver to Numerex the following:

           6.3.1 Certificate of Formation. The Certificate of Formation, duly executed by BellSouth.

           6.3.2 Operating Agreement. The Operating Agreement, duly executed by BellSouth and BellSouth Corporation, together with all duly executed agreements and instruments described in Section 4.8.

           6.3.3 Registration Rights Agreement. The Registration Rights Agreement, duly executed by BellSouth.

           6.3.4 Transition Agreement. The Transition Agreement, duly executed by BellSouth.

           6.3.5 Sublease Agreement. The Sublease Agreement, duly executed by BellSouth Cellular Corp. and CSL Twelfth Street Associates.

           6.3.6 BellSouth Cellular Corp. Agreement. The cellular service agreement described in Section 4.1, duly executed by BellSouth Cellular Corp.

           6.3.7 Incumbency Certificate. Certificates of the respective Secretaries or Assistant Secretaries of BellSouth and BellSouth Corporation, certifying as to the incumbency and signatures of the officers of such corporations executing this Agreement.

           6.3.8 Resolutions. Copies of the resolutions duly adopted by the board of directors of BellSouth authorizing such corporation to enter into and perform this Agreement and the agreements required to be delivered under this Agreement, certified by proper officers as in full force and effect on and as of the Closing Date.

           6.3.9 Intercompany Loans. Documentary evidence reasonably satisfactory to Numerex that the Intercompany Loans shall remain obligations of BellSouth and shall neither be assigned to nor assumed by Cellemetry LLC.

           6.3.10 Consents. The consents required by Section 4.13.

           6.3.11 Consultant Agreement. The Consultant Agreement, duly executed by BellSouth.

           6.3.12 Additional Documents. Such additional certificates, documents and agreements as may be mutually agreed as necessary to consummate the transactions contemplated in this Agreement and the Operating Agreement.

     7. Termination.

        7.1 Termination by Mutual Consent. At any time before the Closing, this Agreement may be terminated by the mutual written consent of the parties, authorized by their respective boards of directors.

        7.2 Termination on Default. As used herein, "Default" means, with respect to Numerex on the one hand, or with respect to BellSouth and BellSouth Corporation on the other hand, that any provision of this Agreement to be satisfied or performed by such parties is not substantially satisfied or performed in a timely manner, in either case for reasons within the reasonable control of such parties. If a Default occurs and is not cured within ten days after notice is given by the non-Defaulting party to the Defaulting party specifying the nature of the Default (or on or before the Closing Date if sooner), then the non-Defaulting party may terminate this Agreement immediately upon notice to the Defaulting party.

        7.3 Termination at Closing. If any of the conditions set forth in
Section 3 is not satisfied on the Termination Date, then Numerex may terminate this Agreement by notifying BellSouth and BellSouth Corporation on the Termination Date. If any of the conditions set forth in Section 4 is not satisfied on the Closing Date, then BellSouth and BellSouth Corporation may terminate this Agreement by notifying Numerex on the Termination Date.

        7.4 Termination After May 20, 1998. This Agreement may be terminated by written notice from Numerex to BellSouth and BellSouth Corporation, or from BellSouth and BellSouth Corporation to Numerex, if it becomes certain (for all practical purposes) that any of the conditions to the Closing obligations of the party giving such notice cannot be satisfied on or before May 20, 1998 (the "Termination Date"), for a reason other than such party's Default, and such party is not willing to waive the satisfaction of such condition.

     8. Expenses. Whether or not the transactions contemplated by this Agreement are consummated, each party shall pay its own expenses incident to preparing for entering into and carrying into effect this Agreement and the transactions contemplated hereby, except that any fees related to or associated with the formation of Cellemetry LLC, such as state filing and related fees and fees for governmental certificates, shall be shared 60% by Numerex and 40% by BellSouth.

     9. Definitions.

        9.1 "Judgment" means any order, writ, injunction, citation, award, decree or other judgment of any nature of any foreign, federal, state or local court, governmental body, administrative agency, regulatory authority or arbitration tribunal.

        9.2 "Law" means any provision of any foreign, federal, state or local law, statute, ordinance, charter, constitution, treaty, rule or regulation.

        9.3 "Proceeding" means any demand, claim, suit, action, litigation, investigation, arbitration, administra tive hearing or other proceeding of any nature.

     10. Other Provisions.

        10.1 All notices, requests, or consents provided for or permitted to be given under this Agreement must be in writing and must be given either by depositing that writing in the United States mail, addressed to the recipient, postage paid, and registered or certified with return receipt requested, or by delivering that writing to the recipient in person, by courier, or by facsimile transmission; and a notice, request, or consent given under this Agreement is effective upon receipt by the person to whom it was addressed. All notices, requests, and consents to be sent to a party must be sent to or made at the address given for that party on the first page of this Agreement, or such other address as that party may specify by notice to the other parties. A copy of any notice, request, or consent to Numerex shall be sent to:

                            Blank Rome Comisky & McCauley LLP
                            One Logan Square
                            Philadelphia, PA 19103
                            Attention:  Barry Genkin, Esquire
                            Fax: 215-569-5555

     A copy of any notice, request or consent to BellSouth or BellSouth Corporation shall be sent to:

                            BellSouth Corporation
                            Suite 1800
                            1155 Peachtree Street
                            Atlanta, Georgia 30309
                            Attention:  John A. Harwood, Esquire
                            Fax: 404-249-5901

        10.2 Entire Agreement. This Agreement (including its Exhibits and Schedules) constitutes the entire agreement of the parties relating to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof, whether oral or written; provided, however, that the Non-Disclosure Agreement dated July 23, 1997 by and between Numerex and BellSouth Corporation shall remain in full force and effect in accordance with its terms.

        10.3 Effect of Waiver or Consent. A waiver or consent, express or implied, to or of any breach or default by any party in the performance by that party of its obligations hereunder is not a consent or waiver to or of any other breach or default in the performance by that party of the same or any other obligations of that party. Failure on the part of a party to complain of any act of any party or to declare any party in default hereunder, irrespective of how long that failure continues, does not constitute a waiver by that party of its rights with respect to that default until the applicable statute-of-limitations period has run.

        10.4 Amendment. This Agreement may be amended from time to time only by a written instrument executed by all parties hereto.

        10.5 Assignment. No party may assign this Agreement, or any such party's rights or obligations under this Agreement, without the prior written consent of each other party.

        10.6 Binding Effect. This Agreement is binding on and inures to the benefit of the parties hereto and their respective successors and permitted assigns.

        10.7 Governing Law; Severability. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAWS OF ANOTHER JURISDICTION. If any provision of this Agreement or the application thereof to any party or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other parties or circumstances is not affected thereby and that provision shall be enforced to the greatest extent permitted by law.

        10.8 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each party hereto shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

        10.9 Neutral Construction. The parties have negotiated this Agreement and all of the terms and conditions contained in this Agreement in good faith and at arms' length, and each party has been represented by counsel during such negotiations. No term, condition, or provision contained in this Agreement shall be construed against any party or in favor of any party (i) because such party or such party's counsel drafted, revised, commented upon, or did not comment upon, such term, condition, or provision; or (ii) because of any presumption as to any inequality of bargaining power between or among the parties. Furthermore, all terms, conditions, and provisions contained in this Agreement shall be construed and interpreted in a manner which is consistent with all other terms, conditions, and provisions contained in this Agreement.

        10.10 Arbitration. All claims, demands, disputes, controversies, differences, or misunderstandings between the parties arising out of, or by virtue of, this Agreement shall be submitted to and determined by arbitration in accordance with this Section. In the event of such a claim, demand, dispute, controversy, difference, or misunderstanding, Numerex, on the one hand, and BellSouth and BellSouth Corporation, on the other hand, shall each select one arbitrator and shall together select a third arbitrator who is neutral and unbiased, and who shall serve as the chairman of the panel. If the parties are unable to agree upon the third arbitrator, or if one of the parties is unable to or fails to select an arbitrator in accordance with this Section, the American Arbitration Association ("AAA") shall be designated by either party to appoint such arbitrator(s) to arbitrate the matter in accordance with this Section. The matter shall be arbitrated under the rules of the AAA applicable to commercial arbitrations then obtaining, such arbitration to be held in Washington, D.C. At any time before a decision of the arbitration panel has been rendered, the parties may resolve the dispute by settlement. The decision of a majority of arbitrator(s) shall be the award of the panel of arbitrators and shall be made in writing setting forth the award, the reasons for the decision and award shall be binding and conclusive on all parties; shall not be appealable and shall include a finding for payment of the costs of such arbitration. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award. This agreement to arbitrate is specifically enforceable by the parties to this Agreement.

        10.11 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                                           BELLSOUTH WIRELESS, INC.


                                           By: /s/John J. Jenkins
                                               --------------------------------
                                               John J. Jenkins, Vice President



                                           NUMEREX CORP.


                                           By: /s/John Reis
                                               --------------------------------
                                               John Reis, President


                                           BELLSOUTH CORPORATION
                                           (limited to Sections 1, 2,
                                           3.2, 4.2, 4.8, 4.9, 4.12,
                                           6.3.2, 6.3.9, 6.3.12 and
                                           10 of this Agreement)



                                           By: /s/ Joel L.A. Peterson
                                               --------------------------------
                                               Name: Joel L.A. Peterson
                                                     --------------------------
                                               Title: Director Corporate
                                                      Development
                                                      -------------------------

                                INDEX TO EXHIBITS


Schedule 2   Consents and Approvals

                                   SCHEDULE 2
                              CONSENTS OF BELLSOUTH

      Legal                                                     Date of
     File No.                Party (Carrier)                   Execution
-------------------  ---------------------------------     ------------------

       1    114.00   Equitrac                                  12/12/95

       2    114.01   Skywire                                   05/13/96

       3    114.03   CommNet                                   03/26/96

       4    114.04   Bell Mobility Cellular (Canada)           03/07/96

       5    114.05   Ericsson                                  02/04/97

       6    114.06   New Par                                   04/15/96

       7    114.07   Excell (Uplink)                           11/24/95(1)

       8    114.08   Corexco                                   10/10/96

       9    114.09   Sygnet                                    10/31/96

       10   114.10   Open Cellular Systems                     01/29/97

       11   114.11   Dale, Gesek, McWilliams & Sheridan        05/03/96

       12   114.12   Vanguard                                  04/03/96

       13   114.13   Liberty                                   12/13/96

       14   114.14   Upstate Cellular Joint Venture            08/20/97

       15   123.00   Standard Communications                   08/07/96

       16   125.00   US WEST                                   08/01/96

       17   126.00   RCC                                       08/20/96



     As of the Closing Date, BellSouth is required to deliver the consents of any combination of the above carriers whose aggregate pops represent at least 90% of the pops associated with all carriers listed above.


----------------------
     (1) Amended 09/05/96 and 07/97.

                              SCHEDULE 2 continued

                               CONSENTS OF NUMEREX
                               -------------------



1. Stock Purchase Agreement dated July 16, 1997 among Numerex Corp., Uplink Security, Inc. and certain shareholders of Uplink Security, Inc.

2. Uplink Security, Inc. Shareholders' Agreement dated July 16, 1997 among Uplink Security, Inc., Numerex Corp. and certain shareholders of Uplink Security, Inc.

3. Loan and Security Agreement dated July 16, 1997 between Numerex Corp. and Uplink Security, Inc.

4. Loan Agreement, dated February 12, 1997, among Numerex Corp. and certain of its United States subsidiaries and PNC Bank, National Association as amended on July 1, 1997.